Exhibit 99 (b)


 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                                     Period Ended
                                                  ---------------------------------------------------
                                                   December 31,      September 30,     December 31,
                                                      2009              2009              2008
                                                  -------------     --------------    --------------
                                                  (Unaudited)        (Unaudited)
 ASSETS
 Cash and due from banks                             $ 875,250        $ 1,383,244         $ 581,133
 Trading securities                                     65,354            100,898            99,601
 Funds sold and resell agreements                       45,966             39,465           113,809
 Securities:
   Available for sale                                8,872,023          8,358,562         6,391,451
   Investment                                          240,405            238,101           242,344
   Mortgage trading securities                         285,950            320,971           399,211
                                                  -------------     --------------    --------------
 Total securities                                    9,398,378          8,917,634         7,033,006
 Residential mortgage loans held for sale              217,826            172,301           129,246
 Loans:
   Commercial                                        6,207,840          6,370,056         7,411,603
   Commercial real estate                            2,491,434          2,560,335         2,701,248
   Residential mortgage                              1,793,622          1,829,824         1,752,574
   Consumer                                            786,802            851,349         1,010,581
                                                  -------------     --------------    --------------
   Total loans                                      11,279,698         11,611,564        12,876,006
 Less reserve for loan losses                         (292,095)          (280,902)         (233,236)
                                                  -------------     --------------    --------------
   Loans, net of reserve                            10,987,603         11,330,662        12,642,770
 Premises and equipment, net                           280,260            286,702           277,458
 Accrued revenue receivable                            108,822             68,617            96,673
 Intangible assets, net                                354,239            356,152           361,209
 Mortgage servicing rights, net                         73,824             66,689            42,752
 Real estate and other repossessed assets              129,034             89,507            29,179
 Bankers' acceptances                                    3,869              9,882            12,913
 Derivative contracts                                  343,782            397,110           452,604
 Cash surrender value of bank-owned life insurance     247,357            244,456           237,006
 Receivable on unsettled securities trades                   -                  -           239,474
 Other assets                                          385,267            413,522           385,815
                                                   -------------     --------------    --------------
 TOTAL ASSETS                                     $ 23,516,831       $ 23,876,841      $ 22,734,648
                                                  =============     ==============    ==============

 LIABILITIES AND EQUITY
 Deposits:
   Demand                                          $ 3,653,844        $ 3,462,188       $ 3,082,379
   Interest-bearing transaction                      7,930,439          7,380,449         6,562,350
   Savings                                             165,952            167,896           154,635
   Time                                              3,767,993          4,084,813         5,183,243
                                                  -------------     --------------    --------------
 Total deposits                                     15,518,228         15,095,346        14,982,607
 Funds purchased and
   repurchase agreements                             2,471,743          2,198,900         3,025,399
 Other borrowings                                    2,133,357          3,189,948         1,522,054
 Subordinated debentures                               398,539            398,502           398,407
 Accrued interest, taxes, and expense                  111,880            123,409           133,220
 Bankers' acceptances                                    3,869              9,882            12,913
 Due on unsettled securities trades                    212,335            133,974                 -
 Derivative contracts                                  308,360            395,197           667,034
 Other liabilities                                     133,146            127,689           132,902
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES                                  21,291,457         21,672,847        20,874,536
 Shareholders' equity:
   Capital, surplus and retained earnings            2,216,553          2,185,776         2,069,143
   Accumulated other comprehensive loss                (10,740)              (763)         (222,886)
                                                  -------------     --------------    --------------
 TOTAL SHAREHOLDERS' EQUITY                          2,205,813          2,185,013         1,846,257
   Non-controlling interest                             19,561             18,981            13,855
                                                  -------------     --------------    --------------
 TOTAL EQUITY                                        2,225,374          2,203,994         1,860,112
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES AND EQUITY                     $ 23,516,831       $ 23,876,841      $ 22,734,648
                                                  =============     ==============    ==============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                                                    Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   December 31,     September 30,      June 30,       March 31,        December 31,
                                                      2009             2009             2009            2009              2008
                                                  -------------    --------------   --------------  --------------    --------------

ASSETS
Trading securities                                    $ 68,027          $ 64,763        $ 112,960       $ 111,962          $ 78,840
Funds sold and resell agreements                        30,358            67,032           29,277          50,701            48,246
Securities:
  Available for sale                                 8,583,032         7,782,254        7,242,931       6,645,086         6,409,906
  Investment                                           238,479           235,967          271,068         238,562           242,503
  Mortgage trading securities                          340,456           267,591          365,434         453,304           237,319
                                                  -------------    --------------   --------------  --------------    --------------
Total securities                                     9,161,967         8,285,812        7,879,433       7,336,952         6,889,728
Residential mortgage loans held for sale               194,760           176,403          286,077         201,135           121,184
Loans:
  Commercial                                         6,325,580         6,521,438        6,901,057       7,182,481         7,452,799
  Commercial real estate                             2,538,737         2,621,176        2,684,020       2,762,789         2,716,465
  Residential mortgage                               1,827,339         1,873,457        1,884,023       1,841,006         1,641,023
  Consumer                                             801,040           871,347          933,950         998,489         1,016,409
                                                  -------------    --------------   --------------  --------------    --------------
Total loans                                         11,492,696        11,887,418       12,403,050      12,784,765        12,826,696
Less allowance for loan losses                        (298,157)         (281,289)        (273,335)       (252,734)         (209,319)
                                                  -------------    --------------   --------------  --------------    --------------
Total loans, net                                    11,194,539        11,606,129       12,129,715      12,532,031        12,617,377
                                                  -------------    --------------   --------------  --------------    --------------
Total earning assets                                20,649,651        20,200,139       20,437,462      20,232,781        19,755,374
Cash and due from banks                              1,095,087           828,965          638,791         661,433           534,039
Cash surrender value of bank-owned life insurance      245,460           242,715          240,199         237,805           235,195
Derivative contracts                                   352,143           401,887          493,448         476,091           352,083
Other assets                                         1,353,393         1,376,828        1,264,131       1,335,259         1,394,960
                                                  -------------    --------------   --------------  --------------    --------------
TOTAL ASSETS                                      $ 23,695,734      $ 23,050,534     $ 23,074,031    $ 22,943,369      $ 22,271,651
                                                  =============    ==============   ==============  ==============    ==============

LIABILITIES AND EQUITY
Deposits:
  Demand                                           $ 3,666,663       $ 3,392,578      $ 3,183,338     $ 2,864,751       $ 2,712,384
  Interest-bearing transaction                       7,734,678         7,162,477        6,854,003       6,610,805         6,116,465
  Savings                                              167,572           167,677          167,813         159,537           155,784
  Time                                               4,002,337         4,404,854        5,123,947       5,215,091         5,109,303
                                                  -------------    --------------   --------------  --------------    --------------
Total deposits                                      15,571,250        15,127,586       15,329,101      14,850,184        14,093,936
Funds purchased and
  repurchase agreements                              2,173,476         2,284,985        2,316,990       2,562,066         3,095,054
Other borrowings                                     2,380,938         2,173,103        1,951,699       2,158,963         1,986,857
Subordinated debentures                                398,522           398,484          398,456         398,425           398,392
Derivative contracts                                   318,809           392,277          536,232         641,974           494,778
Other liabilities                                      605,994           539,129          534,889         416,242           293,752
                                                  -------------    --------------   --------------  --------------    --------------
TOTAL LIABILITIES                                   21,448,989        20,915,564       21,067,367      21,027,854        20,362,769
Total equity                                         2,246,745         2,134,970        2,006,664       1,915,515         1,908,882
                                                  -------------    --------------   --------------  --------------    --------------
TOTAL LIABILITIES AND EQUITY                      $ 23,695,734      $ 23,050,534     $ 23,074,031    $ 22,943,369      $ 22,271,651
                                                  =============    ==============   ==============  ==============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)
                                                           Quarter Ended                        Year Ended
                                                  --------------------------------    -------------------------------
                                                            December 31,                       December 31,
                                                  --------------------------------    -------------------------------
                                                      2009              2008              2009             2008
                                                  -------------     --------------    --------------   --------------
 Interest revenue                                    $ 224,411          $ 262,160         $ 914,569      $ 1,061,645
 Interest expense                                       39,933             85,713           204,205          414,783
                                                  -------------     --------------    --------------   --------------
 Net interest revenue                                  184,478            176,447           710,364          646,862
 Provision for credit losses                            48,620             73,001           195,900          202,593
                                                  -------------     --------------    --------------   --------------
 Net interest revenue after
   provision for credit losses                         135,858            103,446           514,464          444,269

 Other operating revenue
   Brokerage and trading revenue                        20,240             23,507            91,677           42,804
   Transaction card revenue                             26,292             25,177           105,517          100,153
   Trust fees and commissions                           16,492             17,143            66,177           78,979
   Deposit service charges and fees                     29,501             29,239           115,791          117,528
   Mortgage banking revenue                             13,403              7,217            64,980           30,599
   Bank-owned life insurance                             2,870              2,682            10,239           10,681
   Margin asset fees                                        50                187               236            8,548
   Other revenue                                         7,101              5,778            25,895           25,902
                                                  -------------     --------------    --------------   --------------
  Total fees and commissions                           115,949            110,930           480,512          415,194
   Gain (loss) on other assets                            (205)            (7,420)            4,134           (9,406)
   Gain (loss) on derivatives, net                        (370)            (2,219)           (3,365)           1,299
   Gain (loss) on securities, net                        7,277             20,156            46,122           26,943
   Total other-than-temporary impairment losses        (67,390)                 -          (129,154)          (5,306)
   Portion of loss recognized in other comprehensive
      income                                           (52,902)                 -           (94,741)               -
                                                  -------------     --------------    --------------   --------------
   Net impairment losses recognized in earnings        (14,488)                 -           (34,413)          (5,306)
                                                  -------------     --------------    --------------   --------------
   Total other operating revenue                       108,163            121,447           492,990          428,724

 Other operating expense
   Personnel                                            93,687             87,695           380,517          352,947
   Business promotion                                    5,758              7,283            19,582           23,536
   Professional fees and services                        8,813              7,923            30,243           27,045
   Net occupancy and equipment                          17,600             14,901            65,715           60,632
   Insurance                                             6,412              3,216            24,040           11,988
   FDIC special assessment                                   -                  -            11,773                -
   Data processing and communications                   21,121             19,720            81,292           78,047
   Printing, postage and supplies                        3,601              3,823            15,960           16,433
   Net (gains) losses and operating expenses
     of repossessed assets                               5,101              1,006            11,400            1,019
   Amortization of intangible assets                     1,912              1,967             6,970            7,661
   Mortgage banking costs                               11,436              4,967            36,304           22,513
   Change in fair value of mortgage servicing rights    (5,285)            26,432           (12,124)          34,515
   Visa retrospective responsibility obligation              -             (1,700)                -           (2,767)
   Other expense                                         6,281              8,209            25,061           28,835
                                                  -------------     --------------    --------------   --------------
 Total other operating expense                         176,437            185,442           696,733          662,404

 Net income before taxes                                67,584             39,451           310,721          210,589
 Federal and state income taxes                         24,780             10,363           106,705           64,909
                                                  -------------     --------------    --------------   --------------

 Net income before non-controlling interest             42,804             29,088           204,016          145,680
 Net income (loss) attributable to
    non-controlling interest                                33             (6,355)            3,438           (7,552)
                                                  -------------     --------------    --------------   --------------

 Net income attributable to BOK Financial Corporation $ 42,771           $ 35,443         $ 200,578        $ 153,232
                                                  =============     ==============    ==============   ==============

 Average shares outstanding:
    Basic                                           67,446,326         67,294,069        67,375,387       67,302,990
    Diluted                                         67,600,344         67,456,267        67,487,944       67,461,361

 Net income per share:
   Basic                                                $ 0.63             $ 0.53            $ 2.96           $ 2.27
                                                  =============     ==============    ==============   ==============
   Diluted                                              $ 0.63             $ 0.52            $ 2.96           $ 2.27
                                                  =============     ==============    ==============   ==============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)
                                                                                  Quarter Ended
                                              -------------------------------------------------------------------------------------
                                               December 31,      September 30,       June 30,        March 31,        December 31,
                                                  2009              2009              2009             2009              2008
                                              -------------     --------------    --------------   --------------    --------------
 Capital:
   Period-end shareholders' equity             $ 2,205,813        $ 2,185,013       $ 2,050,572      $ 1,931,300       $ 1,846,257
   Risk weighted assets                       $ 17,275,808       $ 17,515,147      $ 18,338,540     $ 18,355,862      $ 18,401,051
   Risk-based capital ratios:
     Tier 1                                         10.86%             10.56%             9.86%            9.66%             9.40%
     Total capital                                  14.43%             14.10%            13.34%           13.08%            12.81%
   Leverage ratio                                    8.05%              8.16%             7.97%            7.85%             7.89%
   Tangible common equity ratio (A)                  7.99%              7.78%             7.55%            6.84%             6.64%
   Tier 1 common equity ratio (B)                   10.75%             10.45%             9.77%            9.58%             9.32%

 Common stock:
   Book value per share                            $ 32.53            $ 32.27           $ 30.30          $ 28.57           $ 27.36

   Market value per share:
        High                                       $ 47.91            $ 48.10           $ 43.02          $ 40.71           $ 54.42
        Low                                        $ 41.87            $ 34.81           $ 34.46          $ 22.95           $ 38.40

   Cash dividends paid                            $ 16,461           $ 16,280          $ 16,184         $ 15,027          $ 15,358
   Dividend payout ratio                            38.49%             32.14%            31.05%           27.31%            43.33%
   Shares outstanding, net                      67,802,807         67,707,547        67,674,442       67,589,045        67,473,086
   Stock buy-back program:
       Shares repurchased                                -                  -                 -                -                 -
       Amount                                          $ -                $ -               $ -              $ -               $ -
                                              -------------     ----------------  ---------------  --------------    --------------
       Average price per share                         $ -                $ -               $ -              $ -               $ -
                                              =============     ================  ===============  ==============    ==============

 Performance ratios (quarter annualized):
  Return on average assets                           0.72%              0.87%             0.91%            0.97%             0.63%
  Return on average equity                           7.55%              9.41%            10.42%           11.65%             7.39%
  Net interest margin                                3.64%              3.63%             3.55%            3.47%             3.57%
  Efficiency ratio                                  60.02%             58.09%            61.02%           57.10%            54.94%

 Other data:
     Gain (loss) on economic hedge of mortgage
       servicing rights                           $ (4,440)           $ 3,560         $ (10,199)        $ (2,118)         $ 15,089
     Trust assets                             $ 30,385,365       $ 29,945,585      $ 29,288,041     $ 28,700,791      $ 30,454,512
     Mortgage servicing portfolio              $ 6,603,132        $ 6,339,764       $ 6,082,501      $ 5,515,893       $ 5,256,159
     Mortgage loan fundings during the quarter   $ 560,254          $ 536,173       $ 1,023,272        $ 708,561         $ 214,521
     Mortgage loan refinances to total fundings      47.00%             49.00%            71.00%           73.51%            34.84%
     Tax equivalent adjustment                     $ 2,196            $ 1,982           $ 1,791          $ 2,105           $ 2,063
     Unrealized gain (loss) on available for sale
       securities                                 $ 13,226           $ 30,898        $ (128,492)      $ (261,856)       $ (330,973)

 (A) Tangible common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:
         Total shareholders' equity            $ 2,205,813        $ 2,185,013       $ 2,050,572      $ 1,931,300       $ 1,846,257
         Less:  intangible assets, net            (354,239)          (356,152)         (357,838)        (359,523)         (361,209)
                                              -------------     --------------    --------------   --------------    --------------
         Tangible common equity                $ 1,851,574        $ 1,828,861       $ 1,692,734      $ 1,571,777       $ 1,485,048
                                              =============     ==============    ==============   ==============    ==============

         Total assets                         $ 23,516,831       $ 23,876,841      $ 22,768,319     $ 23,333,442      $ 22,734,648
         Less:  intangible assets, net            (354,239)          (356,152)         (357,838)        (359,523)         (361,209)
                                              -------------     --------------    --------------   --------------    --------------
                                              $ 23,162,592       $ 23,520,689      $ 22,410,481     $ 22,973,919      $ 22,373,439
                                              =============     ==============    ==============   ==============    ==============
         Tangible common equity ratio                7.99%              7.78%             7.55%            6.84%             6.64%

 (B) Tier 1 common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:
         Tier 1 capital                        $ 1,876,778        $ 1,849,254       $ 1,807,705      $ 1,773,576       $ 1,728,926
         Less:  non-controlling interest           (19,561)           (18,981)          (15,590)         (14,751)          (13,855)
                                              -------------     --------------    --------------   --------------    --------------
         Tier 1 common equity                  $ 1,857,217        $ 1,830,273       $ 1,792,115      $ 1,758,825       $ 1,715,071
                                              =============     ==============    ==============   ==============    ==============

         Risk weighted assets                 $ 17,275,808       $ 17,515,147      $ 18,338,540     $ 18,355,862      $ 18,401,051
         Tier 1 common equity ratio                  10.75%             10.45%             9.77%            9.58%             9.32%

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)
                                                                                  Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   December 31,     September 30,     June 30,        March 31,        December 31,
                                                      2009             2009            2009             2009              2008
                                                  -------------    --------------  --------------   --------------    --------------
 Interest revenue                                    $ 224,411         $ 226,246       $ 230,685        $ 233,227         $ 262,160
 Interest expense                                       39,933            45,785          55,105           63,382            85,713
                                                  -------------    --------------  --------------   --------------    --------------
 Net interest revenue                                  184,478           180,461         175,580          169,845           176,447
 Provision for credit losses                            48,620            55,120          47,120           45,040            73,001
                                                  -------------    --------------  --------------   --------------    --------------
 Net interest revenue after
   provision for credit losses                         135,858           125,341         128,460          124,805           103,446

 Other operating revenue
   Brokerage and trading revenue                        20,240            24,944          21,794           24,699            23,507
   Transaction card revenue                             26,292            26,264          27,533           25,428            25,177
   Trust fees and commissions                           16,492            16,315          16,860           16,510            17,143
   Deposit service charges and fees                     29,501            30,464          28,421           27,405            29,239
   Mortgage banking revenue                             13,403            13,197          19,882           18,498             7,217
   Bank-owned life insurance                             2,870             2,634           2,418            2,317             2,682
   Margin asset fees                                        50                51              68               67               187
   Other revenue                                         7,101             6,087           6,124            6,583             5,778
                                                  -------------    --------------  --------------   --------------    --------------
  Total fees and commissions                           115,949           119,956         123,100          121,507           110,930
   Gain (loss) on other assets                            (205)            3,223             973              143            (7,420)
   Gain (loss) on derivatives, net                        (370)             (294)         (1,037)          (1,664)           (2,219)
   Gain (loss) on securities, net                        7,277            12,266           6,471           20,108            20,156
   Total other-than-temporary impairment losses        (67,390)           (6,133)         (1,263)         (54,368)                -
   Portion of loss recognized in other comprehensive
      income                                           (52,902)           (2,752)            279          (39,366)                -
                                                  -------------    --------------  --------------   --------------    --------------
   Net impairment losses recognized in earnings        (14,488)           (3,381)         (1,542)         (15,002)                -
                                                  -------------    --------------  --------------   --------------    --------------
   Total other operating revenue                       108,163           131,770         127,965          125,092           121,447

 Other operating expense
   Personnel                                            93,687            98,012          96,191           92,627            87,695
   Business promotion                                    5,758             4,827           4,569            4,428             7,283
   Professional fees and services                        8,813             7,555           7,363            6,512             7,923
   Net occupancy and equipment                          17,600            15,884          15,973           16,258            14,901
   Insurance                                             6,412             6,092           5,898            5,638             3,216
   FDIC special assessment                                   -                 -          11,773                -                 -
   Data processing and communications                   21,121            20,413          20,452           19,306            19,720
   Printing, postage and supplies                        3,601             3,716           4,072            4,571             3,823
   Net (gains) losses and operating expenses
     of repossessed assets                               5,101             3,497             996            1,806             1,006
   Amortization of intangible assets                     1,912             1,686           1,686            1,686             1,967
   Mortgage banking costs                               11,436             8,065           9,336            7,467             4,967
   Change in fair value of mortgage servicing rights    (5,285)            2,981          (7,865)          (1,955)           26,432
   Visa retrospective responsibility obligation              -                 -               -                -            (1,700)
   Other expense                                         6,281             6,004           5,326            7,450             8,209
                                                  -------------    --------------  --------------   --------------    --------------
 Total other operating expense                         176,437           178,732         175,770          165,794           185,442

 Net income before taxes                                67,584            78,379          80,655           84,103            39,451
 Federal and state income taxes                         24,780            24,772          28,315           28,838            10,363
                                                  -------------    --------------  --------------   --------------    --------------

 Net income before non-controlling interest             42,804            53,607          52,340           55,265            29,088
 Net income (loss) attributable to non-controlling interest 33             2,947             225              233            (6,355)
                                                  -------------    --------------  --------------   --------------    --------------

 Net income attributable to BOK Financial Corporation $ 42,771          $ 50,660        $ 52,115         $ 55,032          $ 35,443
                                                  =============    ==============  ==============   ==============    ==============

 Average shares outstanding:
    Basic                                           67,446,326        67,392,059      67,344,577       67,315,986        67,294,069
    Diluted                                         67,600,344        67,513,700      67,448,029       67,387,102        67,456,267

 Net income per share:
   Basic                                                $ 0.63            $ 0.75          $ 0.77           $ 0.81            $ 0.53
   Diluted                                              $ 0.63            $ 0.75          $ 0.77           $ 0.81            $ 0.52

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                                             Quarter Ended
                                           -------------------------------------------------------------------------------------
                                            December 31,      September 30,       June 30,        March 31,        December 31,
                                               2009              2009              2009             2009              2008
                                           -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Commercial                              $ 2,649,252        $ 2,738,217       $ 2,918,478      $ 3,119,362       $ 3,356,520
    Commercial real estate                      820,578            815,362           855,742          881,620           843,576
    Residential mortgage                      1,228,822          1,245,917         1,249,104        1,234,417         1,196,924
    Consumer                                    451,829            483,369           521,431          562,021           579,809
                                           -------------     --------------    --------------   --------------    --------------
        Total Oklahoma                        5,150,481          5,282,865         5,544,755        5,797,420         5,976,829

Texas:
    Commercial                                2,017,081          2,075,379         2,182,756        2,277,186         2,353,860
    Commercial real estate                      735,338            734,742           741,199          816,830           825,769
    Residential mortgage                        313,113            335,797           345,780          337,044           315,438
    Consumer                                    170,062            188,374           196,752          214,134           212,820
                                           -------------     --------------    --------------   --------------    --------------
        Total Texas                           3,235,594          3,334,292         3,466,487        3,645,194         3,707,887

New Mexico:
    Commercial                                  341,802            344,910           380,378          393,180           418,732
    Commercial real estate                      305,061            344,988           313,190          315,511           286,574
    Residential mortgage                         86,415             88,271            90,944           99,805            98,018
    Consumer                                     17,473             18,176            18,826           19,900            18,616
                                           -------------     --------------    --------------   --------------    --------------
        Total New Mexico                        750,751            796,345           803,338          828,396           821,940

Arkansas:
    Commercial                                  103,443             99,559            97,676           99,955           103,446
    Commercial real estate                      132,436            128,984           133,026          133,227           134,015
    Residential mortgage                         16,849             19,128            19,015           17,145            16,875
    Consumer                                    124,265            136,461           152,620          168,971           175,647
                                           -------------     --------------    --------------   --------------    --------------
        Total Arkansas                          376,993            384,132           402,337          419,298           429,983

Colorado:
    Commercial                                  545,724            569,549           595,858          675,223           660,546
    Commercial real estate                      239,970            249,879           269,923          267,035           261,820
    Residential mortgage                         66,504             68,667            58,557           59,120            53,875
    Consumer                                     17,362             18,272            14,097           14,599            16,141
                                           -------------     --------------    --------------   --------------    --------------
        Total Colorado                          869,560            906,367           938,435        1,015,977           992,382

Arizona:
    Commercial                                  199,143            219,330           215,540          211,953           211,356
    Commercial real estate                      227,249            257,169           262,607          285,841           319,525
    Residential mortgage                         65,047             57,304            58,265           61,605            62,123
    Consumer                                      3,461              4,826             3,229            5,261             6,075
                                           -------------     --------------    --------------   --------------    --------------
        Total Arizona                           494,900            538,629           539,641          564,660           599,079

Kansas:
    Commercial                                  351,395            323,112           325,165          324,671           307,143
    Commercial real estate                       30,802             29,211            36,006           32,017            29,969
    Residential mortgage                         16,872             14,740            12,310           10,814             9,321
    Consumer                                      2,350              1,871             1,454            1,469             1,473
                                           -------------     --------------    --------------   --------------    --------------
        Total Kansas                            401,419            368,934           374,935          368,971           347,906

                                           -------------     --------------    --------------   --------------    --------------
TOTAL BOK FINANCIAL                         $ 11,279,698      $ 11,611,564      $ 12,069,9284    $ 12,639,916      $ 12,876,006
                                           =============     ==============    ==============   ==============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                                              Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              December 31,      September 30,       June 30,        March 31,        December 31,
                                                 2009              2009              2009             2009              2008
                                             -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Demand                                    $ 2,068,908        $ 1,895,980       $ 1,451,057      $ 1,651,111       $ 1,683,374
    Interest-bearing:
       Transaction                              5,134,902          4,566,058         4,374,089        4,089,838         4,117,729
       Savings                                     93,006             93,443            94,048           95,827            86,476
       Time                                     1,397,240          1,765,980         2,033,312        2,876,313         3,104,933
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                      6,625,148          6,425,481         6,501,449        7,061,978         7,309,138
                                             -------------     --------------    --------------   --------------    --------------
Total Oklahoma                                  8,694,056          8,321,461         7,952,506        8,713,089         8,992,512
                                             -------------     --------------    --------------   --------------    --------------

Texas:
    Demand                                      1,108,401          1,138,794         1,002,266        1,021,424         1,067,456
    Interest-bearing:
       Transaction                              1,748,319          1,716,460         1,660,642        1,527,399         1,460,576
       Savings                                     35,129             35,724            33,992           33,867            32,071
       Time                                     1,100,602          1,007,579         1,035,919        1,054,632           857,416
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                      2,884,050          2,759,763         2,730,553        2,615,898         2,350,063
                                             -------------     --------------    --------------   --------------    --------------
Total Texas                                     3,992,451          3,898,557         3,732,819        3,637,322         3,417,519
                                             -------------     --------------    --------------   --------------    --------------

New Mexico:
    Demand                                        209,090            216,330           175,033          180,308           155,345
    Interest-bearing:
       Transaction                                444,247            424,528           434,498          401,000           397,382
       Savings                                     17,563             18,039            18,255           17,858            16,289
       Time                                       510,202            511,507           542,388          561,300           522,894
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        972,012            954,074           995,141          980,158           936,565
                                             -------------     --------------    --------------   --------------    --------------
Total New Mexico                                1,181,102          1,170,404         1,170,174        1,160,466         1,091,910
                                             -------------     --------------    --------------   --------------    --------------

Arkansas:
    Demand                                         21,526             19,077            17,261           16,503            16,293
    Interest-bearing:
       Transaction                                 50,879             85,061            73,972           63,924            38,566
       Savings                                      1,346              1,131             1,031            1,100             1,083
       Time                                       101,839            137,109           162,505          150,015            75,579
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        154,064            223,301           237,508          215,039           115,228
                                             -------------     --------------    --------------   --------------    --------------
Total Arkansas                                    175,590            242,378           254,769          231,542           131,521
                                             -------------     --------------    --------------   --------------    --------------

Colorado:
    Demand                                        146,929            121,555           113,895          111,048           116,637
    Interest-bearing:
       Transaction                                448,846            477,418           445,521          466,276           480,113
       Savings                                     17,802             18,518            18,144           18,905            17,660
       Time                                       525,844            520,906           579,709          584,971           532,475
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        992,492          1,016,842         1,043,374        1,070,152         1,030,248
                                             -------------     --------------    --------------   --------------    --------------
Total Colorado                                  1,139,421          1,138,397         1,157,269        1,181,200         1,146,885
                                             -------------     --------------    --------------   --------------    --------------

Arizona:
    Demand                                         68,651             54,046            55,975           54,362            39,424
    Interest-bearing:
       Transaction                                 81,909             95,242            89,842           66,809            56,985
       Savings                                        958                971             1,282              970             1,014
       Time                                        60,768             56,809            59,775           54,923            34,290
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        143,635            153,022           150,899          122,702            92,289
                                             -------------     --------------    --------------   --------------    --------------
Total Arizona                                     212,286            207,068           206,874          177,064           131,713
                                             -------------     --------------    --------------   --------------    --------------

Kansas / Missouri:
    Demand                                         30,339             16,406             9,692           16,140             3,850
    Interest-bearing:
       Transaction                                 21,337             15,682            12,907           11,976            10,999
       Savings                                        148                 70                54              117                42
       Time                                        71,498             84,923           158,325          141,505            55,656
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                         92,983            100,675           171,286          153,598            66,697
                                             -------------     --------------    --------------   --------------    --------------
Total Kansas / Missouri                           123,322            117,081           180,978          169,738            70,547
                                             -------------     --------------    --------------   --------------    --------------

TOTAL BOK FINANCIAL                           $ 15,518,228      $ 15,095,346      $ 14,655,3896    $ 15,270,421      $ 14,982,607
                                             =============     ==============    ==============   ==============    ==============


 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION
                                                                                 Quarter Ended
                                                  ---------------------------------------------------------------------------------
                                                   December 31,    September 30,      June 30,        March 31,        December 31,
                                                      2009            2009             2009             2009              2008
                                                  -------------   --------------   --------------   --------------    -------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   5.41%            4.72%            3.49%            3.69%             6.55%
Funds sold and resell agreements                     0.21%            0.11%            0.19%            0.24%             0.76%
Securities:
    Taxable                                          3.83%            4.18%            4.50%            4.90%             5.12%
    Tax-exempt                                       5.16%            5.03%            5.69%            6.64%             6.43%
                                                  -------------   --------------   --------------   --------------    -------------
Total securities                                     3.87%            4.21%            4.54%            4.96%             5.17%
Total loans                                          4.70%            4.67%            4.64%            4.56%             5.27%
Less Allowance for loan losses                          -                 -             -                  -                  -
                                                  -------------   --------------   --------------   --------------    -------------
Total loans, net                                     4.82%            4.78%            4.74%            4.65%             5.35%
                                                  -------------   --------------   --------------   --------------    -------------
Total tax-equivalent yield on earning assets         4.42%            4.54%            4.65%            4.75%             5.28%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       0.57%            0.65%            0.78%            0.95%             1.51%
  Savings                                            0.47%            0.48%            0.25%            0.28%             0.37%
  Time                                               1.95%            2.20%            2.48%            2.83%             3.28%
                                                  -------------   --------------   --------------   --------------    -------------
Total interest-bearing deposits                      1.03%            1.23%            1.49%            1.76%             2.29%
Funds purchased and repurchase agreements            0.30%            0.32%            0.35%            0.45%             0.94%
Other borrowings                                     0.29%            0.38%            0.49%            0.58%             1.51%
Subordinated debt                                    5.52%            5.53%            5.67%            5.67%             5.48%
                                                  -------------   --------------   --------------   --------------    -------------
Total cost of interest-bearing liabilities           0.94%            1.09%            1.31%            1.50%             2.02%
                                                  -------------   --------------   --------------   --------------    -------------
Tax-equivalent net interest revenue spread           3.48%            3.45%            3.34%            3.25%             3.26%
Effect of noninterest-bearing funding sources
   and other                                         0.16%            0.18%            0.21%            0.22%             0.31%
                                                  -------------   --------------   --------------   --------------    -------------
Tax-equivalent net interest margin                   3.64%            3.63%            3.55%            3.47%             3.57%
                                                  =============   ==============   ==============   ==============    =============


 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)                                                      Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   December 31,     September 30,      June 30,        March 31,        December 31,
                                                      2009             2009             2009             2009              2008
                                                  -------------    --------------   --------------   --------------    -------------
 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                    $ 101,384         $ 128,266        $ 126,510        $ 128,501         $ 134,846
       Commercial real estate                          204,924           212,418          189,586          175,487           137,279
       Residential mortgage                             29,989            38,220           35,860           34,182            27,387
       Consumer                                          3,058             3,897            1,037            1,065               561
                                                  -------------    --------------   --------------   --------------    -------------
   Total nonaccruing loans                           $ 339,355         $ 382,801        $ 352,993        $ 339,235         $ 300,073
   Renegotiated loans (A)                               15,906            17,426           17,479           13,623            13,039
   Real estate and other repossessed assets            129,034            89,507           75,243           61,383            29,179
                                                  -------------    --------------   --------------   --------------    -------------
       Total nonperforming assets                    $ 484,295         $ 489,734        $ 445,715        $ 414,241         $ 342,291
                                                  =============    ==============   ==============   ==============    =============

 Nonaccruing loans by principal market (B):
    Oklahoma                                          $ 83,176         $ 112,610        $ 108,490        $ 105,536         $ 108,367
    Texas                                               66,892            65,911           51,582           55,225            42,934
    New Mexico                                          26,693            35,541           29,640           18,046            16,016
    Arkansas                                            13,820             5,911            3,888            4,078             3,263
    Colorado                                            60,082            50,432           45,794           38,567            32,415
    Arizona                                             84,559           108,161          106,076          111,772            80,994
    Kansas                                               4,133             4,235            7,523            6,011            16,084
                                                  -------------    --------------   --------------   --------------    -------------
       Total nonaccruing loans                       $ 339,355         $ 382,801        $ 352,993        $ 339,235         $ 300,073
                                                  =============    ==============   ==============   ==============    =============
 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                            $ 22,692          $ 48,992         $ 53,842         $ 49,618          $ 49,364
    Manufacturing                                       15,765            17,429           16,975           18,248             7,343
    Wholesale / retail                                  12,057             7,623           10,983            8,650            18,773
    Agriculture                                             65                98              105              115               680
    Services                                            30,926            30,094           24,713           30,226            36,873
    Healthcare                                          13,103            13,758           14,222           14,288            12,118
    Other                                                6,776            10,272            5,670            7,356             9,695
                                                  -------------    --------------   --------------   --------------    -------------
       Total commercial                                101,384           128,266          126,510          128,501           134,846
 Commercial real estate:
    Land development and construction                  109,779           113,868           97,425           99,922            76,082
    Retail                                              26,236            22,254           17,474            9,893            15,625
    Office                                              25,861            31,406           27,685           23,305             7,637
    Multifamily                                         26,540            28,223           27,827           27,198            24,950
    Industrial                                             279               527              527              575             6,287
     Other commercial real estate                       16,229            16,140           18,648           14,594             6,698
                                                  -------------    --------------   --------------   --------------    -------------
       Total commercial real estate                    204,924           212,418          189,586          175,487           137,279
 Residential mortgage:
    Permanent mortgage                                  28,314            36,431           34,149           32,848            26,233
    Home equity                                          1,675             1,789            1,711            1,334             1,154
                                                  -------------    --------------   --------------   --------------    -------------
       Total residential mortgage                       29,989            38,220           35,860           34,182            27,387
 Consumer                                                3,058             3,897            1,037            1,065               561
                                                  -------------    --------------   --------------   --------------    -------------
       Total nonaccruing loans                       $ 339,355         $ 382,801        $ 352,993        $ 339,235         $ 300,073
                                                  =============    ==============   ==============   ==============    =============
                                                             -                 -                -                -                 -
 Performing loans 90 days past due                    $ 10,308          $ 24,238         $ 32,479         $ 46,123          $ 19,123

 Gross charge-offs                                    $ 37,974          $ 38,581         $ 37,409         $ 34,535          $ 35,681
 Recoveries                                              2,950             2,594            2,472            2,664             2,022
                                                  -------------    --------------   --------------   --------------    -------------
 Net charge-offs                                      $ 35,024          $ 35,987         $ 34,937         $ 31,871          $ 33,659
                                                  =============    ==============   ==============   ==============    =============

 Provision for credit losses                          $ 48,620          $ 55,120         $ 47,120         $ 45,040          $ 73,001

 Reserve for loan losses to period end loans             2.59%             2.42%            2.18%            1.99%             1.81%
 Combined reserves for credit losses to period end loans 2.72%             2.52%            2.27%            2.07%             1.93%
 Nonperforming assets to period end loans
     and repossessed assets                              4.24%             4.19%            3.67%            3.26%             2.65%
 Net charge-offs (annualized) to average loans           1.22%             1.21%            1.13%            1.00%             1.05%
 Reserve for loan losses to nonaccruing loans           86.07%            73.38%           74.59%           73.99%            77.73%
 Combined reserves for credit losses to
     nonaccruing loans                                  90.31%            76.51%           77.55%           77.11%            82.78%

 (A) includes residential mortgage loans guaranteed by$ 12,799          $ 11,234         $ 11,079         $ 10,514          $ 10,396
        agencies of the U.S. government.  These loans
        have been modified to extend payment terms and/or
        reduce interest rates to current market.
 (B) includes loans subject to First United Bank
        sellers escrow                                 $ 4,311           $ 4,173          $ 8,305         $ 11,287          $ 13,181